UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 24, 2007 (April 20, 2007)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Citizens Against Casino Gambling v. Kempthorne (1:06-cv-00001-WMS (WDNY)) (formerly Citizens Against Casino Gambling v. Norton)

Consistent with information previously disclosed by Seneca Gaming Corporation (“SGC”), on January 29, 2007, the U.S. Department of Justice filed a motion for reconsideration of the U.S. District Court’s January 12, 2007 decision and order, which granted the defendant’s motion to dismiss for lack of subject matter jurisdiction, denied the Seneca Nation’s motion to dismiss (holding, in part, that the Nation was not a necessary party because the U.S. government’s interests were aligned with those of the Nation and that the U.S. government (through the U.S. Department of Justice) was vigorously defending the case), and denied, as moot, the plaintiff’s motion for summary judgment.  In reaching its January 12, 2007 decision to dismiss on the basis of a lack of subject matter jurisdiction, the Court determined that, notwithstanding the U.S. Department of Interior’s prior determination that the land in the City of Buffalo, New York, upon which the Seneca Buffalo Creek Casino is to be located (“Buffalo Creek Territory”) constitutes “Indian Lands” within the meaning of the Indian Gaming Regulatory Act (IGRA), the National Indian Gaming Commission (NIGC) must make its own “Indian Lands” determination, and further ordered that the Nation’s 2002 gaming ordinance (which had been approved by the NIGC) be vacated insofar as it permits Class III gaming on the Nation’s Buffalo Creek Territory (the Court specifically limited its holding to the Nation’s Buffalo Creek Territory).

On April 20, 2007, aside from the Court’s decision to strike a sentence in the prior January 12, 2007 order stating that the Secretary of Interior’s interpretation of IGRA is entitled to no deference, the Court denied the U.S. Department of Justice’s motion for reconsideration holding that the defendants had not established any clear error in the Court’s earlier analysis or conclusions.

Consistent with information previously disclosed by SGC, the Nation is not a party to this action, and as such, neither it nor SGC has the ability to direct or control any aspect of the litigation, including any appeals from the Court’s April 20, 2007 decision or the NIGC’s “Indian Lands” determination referenced above.  Also consistent with information previously disclosed by SGC, SGC may be delayed in the opening of its temporary Seneca Buffalo Creek Casino, or unable to conduct Class III gaming on the Buffalo Creek Territory, based upon the status and outcome of the NIGC “Indian Lands” determination referenced above, and any appeals to the Court’s April 20, 2007 decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: April 24, 2007		/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel